Putnam
Tax-Free
Health Care
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-01

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

At a time of such uncertainty and unsettled securities markets, it is a pleasure to report that Putnam Tax-Free Health Care Fund was able to deliver positive performance at both net asset value and market price during the first half of fiscal 2002. An advantageous selection of lower-rated issues and a generally favorable climate for health-care bonds were instrumental factors in achieving this result during the six months ended November 30, 2001.

In the report that follows, Fund Manager Blake Anderson provides an in-depth discussion of the fund's strategies and positioning in an environment of continued federal funding constraints that he does not expect to change any time soon. Blake also acknowledges the contribution of Putnam's credit research capability in the selection and retention of holdings possessing the most promising prospects.

It is also encouraging to note that Blake believes market conditions will remain favorable for your fund in the months ahead, particularly if the widely expected economic rebound develops during 2002.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 9, 2002


REPORT FROM FUND MANAGEMENT

Blake E. Anderson

In recent months, financial markets have experienced a variety of ups and downs and unexpected events. For Putnam Tax-Free Health Care Fund, which concluded the first half of its 2002 fiscal year November 30, conditions were still generally favorable. Tax-exempt municipal bonds remained attractive to investors as stocks continued to slump during the summer and fell sharply in the aftermath of the tragic September 11 terrorist attacks. Within the bond market, yields on short- and intermediate- maturity bonds declined substantially, making the relatively generous yields of municipal health-care bonds more attractive. The fund delivered solid returns for the semiannual period, outperforming its benchmark index, the Lehman Municipal Bond Index, which returned 3.84%. Results at market price lagged the index slightly and reflected investors' preference for higher-quality rather than higher-yielding bonds.

Total return for 6 months ended 11/30/01

                 NAV            Market price
-----------------------------------------------------------------------
                4.94%              3.57%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 6.

* HEALTH-CARE BONDS ATTRACTED YIELD-ORIENTED INVESTORS IN LOW
  INTEREST-RATE ENVIRONMENT

A trend we reported in the last annual report continued into the recent period, as the U.S. Federal Reserve Board continued to cut short-term interest rates in an effort to stimulate economic growth. In early December, after the end of the fund's reporting period, the Fed cut rates for the 11th time this year. Long-term interest rates, while quite volatile, have not shown a sustained trend upward or downward during the semiannual period. The result is that the yield curve is now quite steep, with short-term rates below 2% and long-term rates between 5% and 6%.


[GRAPHIC OMITTED: horizontal bar chart TOP STATE ALLOCATIONS]

TOP STATE ALLOCATIONS*

California            14.4%

Massachusetts          9.9%

Texas                  9.0%

Michigan               7.4%

Pennsylvania           6.6%

Footnote reads:
*Based on net assets as of 11/30/01. Holdings will vary over time.


Your fund was well-positioned for these conditions because it pursues yield with a strategy that does not rely heavily on long-maturity bonds, which tend to experience more volatility when interest rates fluctuate. Instead, we buy tax-exempt health-care bonds that tend to yield more than municipal bonds in general. We seek additional income by maintaining a substantial exposure to bonds with lower credit quality ratings, such as BBB and BB. We are confident in our ability to manage the risks inherent in lower-quality investments for two reasons. First, our in-house bond researchers analyze every bond we own or consider purchasing. Putnam analysts visit hospitals, nursing homes, and other health-care facilities around the nation to identify those with quality management. Secondly, in constructing the portfolio we use a barbell strategy to balance lower-quality credits with AAA bonds, thereby maintaining an average portfolio quality of A. This structure helped in particular after September 11, when lower-quality credits underperformed and investors favored AAA bonds.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 50.3%

Aa/AA --  2.6%

A -- 3.9%

Baa/BBB -- 21.7%

Ba/BB -- 7.3%

B and below -- 13.3%

Other -- 0.9%

Footnotes reads:
*As a percentage of market value as of 11/30/01. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Health-care bonds and other credit sectors with an attractive yield premium over Treasuries performed well during the period. As we discussed in the last annual report, the outperformance of higher-yielding sectors began near the start of calendar year 2001. This was a marked contrast to conditions in 2000, when the market heavily favored Treasuries and a wide array of health-care bonds were priced at an attractive discount. We have had to search a little harder in recent months to find bonds with the yield characteristics we wanted. Nevertheless, the fund's performance benefited as investors reached for yield and as credit spreads over Treasuries narrowed for most of the past six months. The only exception to this trend occurred only in the few weeks following September 11, when a brief flight to safety occurred.


Morningstar gave Putnam Tax-Free Health Care Fund a 4-star Overall Morningstar Rating TM as of November 30, 2001 among 180 closed-end municipal bond funds.

For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating TM metric each month by subtracting the return on a 90-day U.S. Treasury bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. Past performance does not indicate future results. Putnam Tax-Free Health Care Fund received 4 and 4 stars for the 3- and 5-year periods among 180 and 179 closed-end funds rated, respectively.


* NEW FEDERAL PRIORITIES KEEP LID ON HEALTH-CARE SPENDING

Although the federal and state political landscape changed notably during the period, it had little impact on the trends in government health-care funding that affect bondholders. As we have explained in previous reports, as the American population ages, spending on health care is increasing, and per capita expenses are accelerating. Employers, states, and the federal government have been trying to restrain the rate of growth in health-care spending.

In the Balanced Budget Act of 1997 the federal government placed a limit on the growth of health-care reimbursements made through the Medicare and Medicaid programs. When the federal budget went into surplus in 1999 the federal government used some of the money for additional reimbursements, but hospitals and nursing homes still faced significant financial pressure. In the past two years, six of the nation's largest for-profit nursing home chains, representing more than 10% of the industry's capacity, have filed for bankruptcy.

Although the 1997 Act will expire soon, it appears unlikely that federal health-care spending will accelerate because of several factors in the new budget scenario. First, Congress and the White House have initiated a multi-year series of tax reductions. Second, federal tax revenues have been falling as a result of the economy's slump. These two factors appeared to sap the federal surplus even before the September 11 terrorist attacks presented new budget priorities: rebuilding downtown Manhattan, pursuing the war effort, and protecting against new acts of terrorism at home. Federal deficits are again considered likely, leaving few additional dollars for health care.

* RESEARCH FOCUSES ON STRONGER INSTITUTIONS AND STATES

States also are facing new budget constraints. The economic downturn has depressed tax receipts and rising unemployment has increased outlays. Since most states were financially healthy before September 11, a brief recession is unlikely to result in the sort of fiscal problems experienced by several states and municipalities in the early 1990s. Nevertheless, states will also find it difficult to find money for increased health-care spending, and will put pressure on health-care institutions to manage costs wisely.

In our research visits, we are finding that many health-care providers, particularly non-profits, are managing themselves more efficiently, having learned from years of lean funding. We have made it a focus of our research to identify institutions with high quality managers that nonetheless also pay attractive yields on their bonds. We try to favor states that have the best reimbursement policies. Recently, New Jersey has been attractive for this reason. We have also added new issues from Pennsylvania. Texas, while a large state, has been getting more tight-fisted with reimbursements.

* MARKET CONDITIONS REMAIN FAVORABLE FOR  HEALTH-CARE BONDS

In the second half of the fund's fiscal year, we expect a continuation of positive market trends. The yield curve should remain quite steep. Short rates might go even lower, and long rates are unlikely to fall significantly given the amount of stimulus feeding into the economy from monetary and fiscal policies. We believe tax-free health-care bonds are likely to enjoy fairly steady demand in coming months. They still offer an attractive yield advantage over Treasuries. In addition, the economy appears poised for a rebound. If, as we believe, the economy strengthens in 2002, lower-rated sectors should be the primary beneficiaries.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/01, there is no guarantee the fund will continue to hold these securities in the future. Funds investing in a single sector may be subject to more volatility than funds investing in a diverse group of sectors.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PUTNAM'S POLICY ON DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax-Free Health Care Fund is designed for investors seeking high current income free from federal income tax and consistent with the preservation of capital through a portfolio of securities in the health-care sector.

TOTAL RETURN FOR PERIODS ENDED 11/30/01

                                                         Lehman
                                            Market      Municipal       Consumer
                                NAV          price     Bond Index    price index
-------------------------------------------------------------------------------
6 months                       4.94%         3.57%          3.84%          0.06%
-------------------------------------------------------------------------------
1 year                         9.55         12.79           8.76           1.95
-------------------------------------------------------------------------------
5 years                       30.71         36.95          34.44          11.91
Annual average                 5.50          6.49           6.10           2.28
-------------------------------------------------------------------------------
Life of fund (since 6/29/92)  90.77         69.57          84.38          26.68
Annual average                 7.10          5.77           6.71           2.54
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/01
-------------------------------------------------------------------------------
Distributions (number)                                       6
-------------------------------------------------------------------------------
Income                                                    $0.429
-------------------------------------------------------------------------------
Capital gains 1                                               --
-------------------------------------------------------------------------------
  Total                                                   $0.429
-------------------------------------------------------------------------------
Share value:                                            NAV     Market price
-------------------------------------------------------------------------------
5/31/01                                               $13.48        $13.11
-------------------------------------------------------------------------------
11/30/01                                               13.70         13.15
-------------------------------------------------------------------------------
Current return (common shares, end of period)
-------------------------------------------------------------------------------
Current dividend rate 2                                 6.26%         6.52%
-------------------------------------------------------------------------------
Taxable equivalent                                     10.28         10.71
-------------------------------------------------------------------------------
1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.1% 2001 federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)

                                                   NAV           Market price
-------------------------------------------------------------------------------
6 months                                          3.07%             -4.85%
-------------------------------------------------------------------------------
1 year                                            6.52               2.31
-------------------------------------------------------------------------------
5 years                                          29.45              25.59
Annual average                                    5.30               4.66
-------------------------------------------------------------------------------
Life of fund (since 6/29/92)                     88.93              57.81
Annual average                                    6.92               4.91
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

The Lehman Municipal Bond Index is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
November 30, 2001 (Unaudited)


KEY TO ABBREVIATIONS

AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.4%) (a)
PRINCIPAL AMOUNT                                                                    RATING (RAT)              VALUE
Alabama (1.8%)
-------------------------------------------------------------------------------------------------------------------
      $   2,500,000 Huntsville Carlton Cove Special Care
                    Fac. Auth. Rev. Bonds (Carlton Cove
                    Project), Ser. A, 8 1/8s, 11/15/31                                    B/P        $    2,440,625
          1,000,000 Jefferson Cnty., Swr. Rev. Bonds
                    (Cap. Impt.), Ser. A, FGIC, 5s, 2/1/41                                Aaa               953,750
                                                                                                      -------------
                                                                                                          3,394,375

Alaska (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Valdez Marine Term Rev. Bonds
                    (Sohio Pipeline), 7 1/8s, 12/1/25                                     AA+             2,096,040

Arizona (6.4%)
-------------------------------------------------------------------------------------------------------------------
          1,400,000 Casa Grande Indl. Dev. Auth. Rev.
                    Bonds (Casa Grande, Regl. Med. Ctr.),
                    Ser. A, 7 5/8s, 12/1/29                                               B/P             1,452,500
          6,345,000 Cochise Cnty., Indl. Dev. Rev. Bonds
                    (Sierra Vista Cmnty. Hosp.), Ser. B,
                    8 1/2s, 12/1/21                                                       AAA             6,602,284
          1,000,000 Pima Cnty., Indl. Dev. Auth. Hlth. Care
                    Fac. Rev. Bonds, Ser. A, 8 1/2s, 11/15/32                             B/P             1,015,000
          1,875,000 Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.), Ser. A,
                    8 1/8s, 12/1/22                                                       B/P             2,132,813
            975,000 Scottsdale, Indl. Dev. Auth. Rev. Bonds
                    (Scottsdale Healthcare), 5.8s, 12/1/31                                A3                959,156
                                                                                                      -------------
                                                                                                         12,161,753

California (14.4%)
-------------------------------------------------------------------------------------------------------------------
                    Anaheim, Pub. Fin. Auth. Lease Rev.
                    Bonds, (Cap. Appn. Sub. Pub. Impt.),
                    Ser. C, FSA
         12,485,000 zero %, 9/1/34                                                        Aaa             2,122,450
         17,000,000 zero %, 9/1/30                                                        Aaa             3,591,250
         17,000,000 zero %, 9/1/29                                                        Aaa             3,782,500
          4,000,000 Corona, COP (Hosp. Syst., Inc.), Ser. C,
                    8 3/8s, 7/1/11 (acquired 3/5/96,
                    cost $4,000,000) (In default) (NON) (RES)                             D/P             1,480,000
         17,105,000 Riverside Cnty., Asset Leasing Corp.
                    Leasehold Rev. Bonds (Riverside
                    Cnty. Hosp.), MBIA, zero %, 6/1/25                                    Aaa             4,768,019
          3,000,000 San Bernardino Cnty., IF COP (PA-100-
                    Med. Ctr. Fin.), MBIA, 11.165s, 8/1/28
                    (acquired 6/27/95, cost $3,237,720) (RES)                             AAA/P           3,907,500
          4,750,000 San Francisco, City & Cnty. Arpt. IFB,
                    FGIC, 9.344s, 5/1/25 (acquired 1/3/96,
                    cost $5,354,105) (RES)                                                AAA             5,866,250
          1,000,000 San Joaquin Hills, Trans. Corridor Agcy.
                    Toll Road Rev. Bonds, Ser. A, MBIA,
                    zero %, 1/15/32                                                       Aaa               192,500
          1,750,000 Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                               BB              1,640,625
                                                                                                      -------------
                                                                                                         27,351,094

Colorado (3.1%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 CO Hlth. Fac. Auth. Rev. Bonds
                    (Hosp. Impt.-NCMC, Inc.), 5 3/4s,
                    5/15/19                                                               Aaa             3,161,250
          1,250,000 CO Springs Hosp. Rev. Bonds, 6 3/8s,
                    12/15/30                                                              A3              1,306,250
          1,500,000 Denver, Hlth. & Hosp. Rev. Bonds, Ser. A,
                    5 3/8s, 12/1/28                                                       BBB+            1,396,875
                                                                                                      -------------
                                                                                                          5,864,375

Connecticut (2.4%)
-------------------------------------------------------------------------------------------------------------------
                    CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,000,000 (Norwalk Hlth. Care, Inc.), Ser. A, 8.7s,
                    7/1/22                                                                AAA/P           2,135,140
          2,080,000 (Edgehill), Ser. A, 6 7/8s, 7/1/27                                    AAA/P           2,345,200
                                                                                                      -------------
                                                                                                          4,480,340

Florida (2.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Highlands Cnty., Hlth. Fac. Auth. Rev.
                    Bonds (Adventist Sunbelt), Ser. A,
                    6s, 11/15/31                                                          A-              1,006,250
            880,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev.
                    Bonds (Mount Sinai Med. Ctr.), Ser. A,
                    6.8s, 11/15/31                                                        Baa3              844,800
          2,000,000 St. Johns Cnty., FL Hlth. Care Indl. Dev.
                    Auth. Rev. Bonds (Glenmoor St. Johns
                    Project), Ser. A, 8s, 1/1/30                                          B+/P            2,047,500
                                                                                                      -------------
                                                                                                          3,898,550

Georgia (2.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Forsyth Cnty., Hosp. Auth. Rev. Bonds
                    (Baptist Hlth. Care Syst.), 6 1/4s,
                    10/1/18                                                               B/P               962,500
          1,400,000 Fulton Cnty., Residential Care VRDN
                    (Lenbrook Square Foundation),
                    1.55s, 1/1/18                                                         A-1+            1,400,000
                    GA Muni. Elec. Pwr. Auth. Rev. Bonds,
                    Ser. Y, AMBAC
          1,890,000 6.4s, 1/1/13                                                          AAA             2,190,038
            110,000 6.4s, 1/1/13, Prerefunded                                             AAA               128,425
                                                                                                      -------------
                                                                                                          4,680,963

Idaho (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Idaho Hlth. Fac. Auth. VRDN (St. Lukes
                    Med. Ctr.), FSA, 1.4s, 7/1/30                                         VMIG1           1,000,000

Illinois (3.0%)
-------------------------------------------------------------------------------------------------------------------
                    IL Hlth. Fac. Auth. Rev. Bonds
          1,660,000 (Cmnty. Rehab. Providers Fac.),
                    8 3/4s, 7/1/11                                                        B/P             1,693,200
          2,000,000 (Childrens Memorial Hosp.), Ser. A,
                    AMBAC, 5 3/4s, 8/15/25                                                Aaa             2,105,000
          1,800,000 IL Hlth. Fac. Auth. VRDN (Rehab. Inst.
                    Chicago Project), 1.6s, 4/1/32                                        A-1+            1,800,000
                                                                                                      -------------
                                                                                                          5,598,200

Indiana (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 IN Hlth. Fac. Fin. Auth. Rev. Bonds
                    (Sister of St. Francis Hlth.), MBIA,
                    5 3/8s, 11/1/27                                                       AAA             1,003,750

Iowa (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                    (Genesis Med Ctr), 6 1/4s, 7/1/25                                     BBB-/P          1,565,625
          2,000,000 IA Fin. Auth VRDN (Var-Insd. Wheaton
                    Franciscan), Ser. B, MBIA, 1.47s, 8/15/24                             VMIG1           2,000,000
                                                                                                      -------------
                                                                                                          3,565,625

Kentucky (1.8%)
-------------------------------------------------------------------------------------------------------------------
                    Jefferson Cnty., Hosp. IFB, MBIA
          1,400,000 11.017s, 10/23/14                                                     Aaa             1,509,102
            600,000 11.017s, 10/23/14, Prerefunded                                        Aaa               675,066
          1,125,000 KY Econ. Dev. Fin. Auth. Hlth. Syst.
                    Rev. Bonds (Norton Hlth. Care, Inc.),
                    Ser. A, 6 5/8s, 10/1/28                                               BBB/P           1,177,031
                                                                                                      -------------
                                                                                                          3,361,199

Louisiana (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 LA Local Govt. Env. Fac. Cmnty. Dev.
                    Auth. Rev. Bonds (St. James Place),
                    Ser. A, 8s, 11/1/19                                                   B-/P            1,552,500
          1,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
                    (Lake Charles Memorial Hosp. Project),
                    8 5/8s, 12/1/30                                                       B+/P            1,022,500
                                                                                                      -------------
                                                                                                          2,575,000

Maine (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 ME Hlth. & Higher Edl. Fac. Auth. Rev.
                    Bonds, Ser. C, FSA, 5 3/4s, 7/1/30                                    Aaa             1,591,875

Maryland (1.4%)
-------------------------------------------------------------------------------------------------------------------
          2,650,000 Berlin, Hosp. Rev. Bonds (Atlantic Gen.
                    Hosp. Fac.), 8 3/8s, 6/1/22                                           BB-/P           2,643,375

Massachusetts (9.9%)
-------------------------------------------------------------------------------------------------------------------
          1,490,000 MA State Dev. Fin. Agcy. Rev. Bonds
                    (Merrimack Place), 6 3/4s, 7/1/30                                     B/P             1,290,713
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          3,460,000 (Rehab. Hosp. Cape & Islands), Ser. A,
                    7 7/8s, 8/15/24                                                       AAA/P           3,918,450
          1,750,000 (UMass Memorial), Ser. C, 6 5/8s, 7/1/32                              Baa2            1,815,625
            900,000 (UMass Memorial), Ser. C, 6 1/2s, 7/1/21                              Baa2              932,625
          1,135,000 (Milton Hosp.), Ser. C, 5 1/2s, 7/1/09                                BBB+            1,188,913
          3,000,000 MA State Hsg. Fin. Agcy. Rev. Bonds
                    (Residential Dev.), Ser. E, FNMA Coll.,
                    6 1/4s, 11/15/12                                                      Aaa             3,114,540
                    MA State Rev. Bonds
          3,500,000 (Sisters Providence Hlth. Syst.), Ser. A,
                    6 5/8s, 11/15/22                                                      Aaa             3,704,610
          2,575,000 (Cooley Dickinson Hosp.),
                    7 1/8s, 11/15/18                                                      AAA/P           2,800,313
                                                                                                      -------------
                                                                                                         18,765,789

Michigan (7.4%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 Dickenson Cnty., Hosp. Rev. Bonds
                    (Memorial Hosp. Syst.), 8 1/8s, 11/1/24                               Baa3            5,220,000
                    MI State Hosp. Fin. Auth. Rev. Bonds
            500,000 (Sinai Hosp.), 6.7s, 1/1/26                                           A-                493,125
          2,000,000 (Sparrow Hosp.), 5 5/8s, 11/15/31                                     A1              1,965,000
          1,500,000 Pontiac, Hosp. Fin. Auth. Rev. Bonds,
                    6s, 8/1/23                                                            Ba1             1,248,750
          3,000,000 Royal Oak, Hosp. Fin. Auth. Rev. Bonds
                    (William Beaumont Hosp.), Ser. M,
                    MBIA, 5 1/4s, 11/15/35                                                Aaa             2,985,000
          3,100,000 Waterford, Econ. Dev. Corp. Rev. Bonds
                    (Canterbury Hlth.), 6s, 1/1/39                                        B-/P            2,162,250
                                                                                                      -------------
                                                                                                         14,074,125

Minnesota (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,200,000 Rochester Hlth. Care Fac. Rev. Bonds
                    (Olmsted Med. Group), 7 1/2s, 7/1/19                                  AAA/P           1,350,000

Missouri (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,700,000 MO State Hlth. & Edl. Fac. Auth. Hlth.
                    Fac. Rev. Bonds (Jefferson Memorial
                    Hosp.), 6.8s, 5/15/25                                                 Baa2            1,751,000

New Hampshire (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NH Higher Ed. & Hlth. Fac. Auth. Rev.
                    Bonds (Rivermead at Peterborough),
                    5 3/4s, 7/1/28                                                        BB/P              861,250
          1,500,000 NH State Bus. Fin. Auth. Rev. Bonds
                    (Alice Peck Day Hlth. Syst.), Ser. A,
                    7s, 10/1/29                                                           BB+/P           1,430,625
                                                                                                      -------------
                                                                                                          2,291,875

New Jersey (4.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NJ Econ. Dev. Auth. Assisted Living Rev.
                    Bonds (Meridian Assisted Living),
                    6 3/4s, 8/1/30                                                        B/P               827,500
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          1,900,000 (New Seasons of Mt. Arlingtion),
                    Ser. A, 8 3/4s, 7/1/30                                                B/P             1,990,250
          2,500,000 (Trinitas Hosp. Oblig. Group), 7 1/2s,
                    7/1/30                                                                Baa3            2,662,500
          1,450,000 (Columbus Regl. Hosp.), Ser. A,
                    7 1/2s, 7/1/21                                                        B2              1,216,188
          1,000,000 (St. Peters U. Hosp.), Ser. A, 6 7/8s,
                    7/1/30                                                                Baa2            1,058,750
                                                                                                      -------------
                                                                                                          7,755,188

New York (3.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (North Shore Hlth. Syst.), Ser. C,
                    5 5/8s, 11/1/10                                                       BB+/P             987,500
          1,100,000 NY City Indl. Dev. Agcy. Rev. Bonds
                    (Staten Island U. Hosp. Project),
                    Ser. A, 6 3/8s, 7/1/31                                                Baa3            1,093,125
            750,000 Orange Cnty., Indl. Dev. Agcy. Rev.
                    Bonds (Arden Hill Care Ctr.
                    Newburgh), Ser. C, 7s, 8/1/31                                         BB-/P             733,125
          2,000,000 Suffolk Cnty., Indl. Dev. Agcy. Cont.
                    Care Ret. Rev. Bonds (Jefferson's
                    Ferry), Ser. A, 7 1/4s, 11/1/28                                       BB-/P           2,075,000
          1,000,000 Suffolk Cnty., Indl. Dev. Agcy. Fac. Rev.
                    Bonds (Southampton Hosp.), Ser. A,
                    7 1/4s, 1/1/20                                                        B-/P              990,000
                                                                                                      -------------
                                                                                                          5,878,750

Ohio (0.9%)
-------------------------------------------------------------------------------------------------------------------
            750,000 Lorain Cnty., Rev. Bonds (Catholic Hlth.),
                    5 1/4s, 10/1/33                                                       AA-               725,625
          1,000,000 Montgomery Cnty., Hosp. Rev. Bonds
                    (Kettering Med. Ctr.), 6 3/4s, 4/1/22                                 Baa1            1,057,500
                                                                                                      -------------
                                                                                                          1,783,125

Oklahoma (1.2%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 OK Dev. Fin. Auth. Rev. Bonds
                    (Hillcrest Hlth. Care), Ser. A, 5 5/8s,
                    8/15/29                                                               B2              2,227,500

Pennsylvania (6.6%)
-------------------------------------------------------------------------------------------------------------------
          2,210,000 Allegheny Cnty., Hosp. Dev. Auth. Rev.
                    Bonds (UPMC Hlth.), Ser. B, MBIA,
                    6s, 7/1/24                                                            Aaa             2,483,488
            500,000 Allentown, Hosp. Auth. Rev. Bonds
                    (Sacred Heart Hosp. ), Ser. A, 6 3/4s,
                    11/15/14                                                              Baa3              436,875
          2,045,000 College Township, Indl. Dev. Auth. 1st
                    Mtge. Hlth. Fac. Rev. Bonds (Nittany
                    Valley Rehab. Hosp.), 7 5/8s, 11/1/07                                 BBB-/P          2,206,044
          1,500,000 PA State Higher Edl. Fac. Auth. Rev.
                    Bonds (UPMC Hlth. Syst.), Ser. A,
                    6s, 1/15/31                                                           A+              1,550,625
          2,950,000 Philadelphia, Hosp. & Higher Ed. Fac.
                    Auth. Hosp. IFB, FGIC, 8.274s, 3/6/12                                 Aaa             3,123,313
                    Philadelphia, Hosp. & Higher Ed. Fac.
                    Auth. Rev. Bonds (Graduate Hlth. Syst.)
            862,112 7 1/4s, 7/1/18, (In default) (NON)                                    D                 141,171
            670,904 Ser. B, 6 1/4s, 7/1/13, (In default) (NON)                            D                 109,861
            600,000 West Shore Area Hosp. Auth. Rev. Bonds
                    (Holy Spirit Hosp.), 6 1/4s, 1/1/32                                   BBB+              601,500
          1,680,000 York Cnty., Indl. Dev. Auth. 1st Mtge. Hlth.
                    Fac. Rev. Bonds (Rehabilitation Hosp.
                    of York), 7 1/2s, 9/1/07                                              BBB-/P          1,799,700
                                                                                                      -------------
                                                                                                         12,452,577

South Carolina (2.2%)
-------------------------------------------------------------------------------------------------------------------
            800,000 SC Jobs Econ. Dev. Auth. Hosp. Fac.
                    Rev. Bonds (Palmetto Hlth. Alliance),
                    Ser. A, 7 3/8s, 12/15/21                                              Baa1              873,000
          3,000,000 SC Jobs Econ. Dev. Auth. Rev. Bonds
                    (St. Francis Hosp.-Franciscan Sisters),
                    7s, 7/1/15                                                            Baa1            3,303,750
                                                                                                      -------------
                                                                                                          4,176,750

South Dakota (1.3%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 SD Hlth. & Ed. Fac. Auth. Rev. Bonds
                    (Prairie Lakes), 5.65s, 4/1/22                                        Baa2            2,384,375

Tennessee (2.4%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Johnson City, Hlth. & Edl. Fac. Hosp.
                    Board Rev. Bonds (Mtn. States Hlth.),
                    Ser. A, 7 1/2s, 7/1/33                                                Baa2            2,728,125
          1,700,000 Metropolitan Govt. Nashville & Davidson
                    Cnty., Tenn. Wtr. & Swr. IFB, AMBAC,
                    10.152s, 1/1/22                                                       Aaa             1,778,251
                                                                                                      -------------
                                                                                                          4,506,376

Texas (9.0%)
-------------------------------------------------------------------------------------------------------------------
          3,650,000 Amarillo, Hlth. Fac. Hosp. Corp. IFB
                    (High Plains Baptist Hosp.), FSA,
                    11.065s, 1/1/22                                                       Aaa             3,820,090
          4,705,000 Bexar Cnty., Hlth. Fac. Dev. Corp. Rev.
                    Bonds (St. Luke's Lutheran Hosp.),
                    7.9s, 5/1/11                                                          AAA/P           5,022,588
            895,000 Cherokee Cnty., Hlth. Fac. Dev. Corp.
                    Rev. Bonds (Nancy Travis Memorial
                    Hosp.), 10s, 5/15/13                                                  AAA/P             952,271
          2,500,000 Georgetown, Hlth. Facs. Dev. Corp. Rev.
                    Bonds, 6 1/4s, 8/15/29                                                BB+             2,090,625
          3,700,000 Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Memorial Hlth. Syst. of East TX),
                    5.7s, 2/15/28                                                         BBB-            3,047,875
                    North Central Hlth. Fac. Dev. Corp.
                    Rev. Bonds (Hosp.), Ser. B
          1,810,000 7.861s, 5/15/08                                                       Aa3             1,873,947
            190,000 7.861s, 5/15/08, Prerefunded                                          AA-/P             197,600
                                                                                                      -------------
                                                                                                         17,004,996

Utah (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Salt Lake City, Hosp. IFB (IHC Hosp., Inc.),
                    AMBAC, 11.593s, 5/15/20 (acquired
                    6/6/97, cost $1,171,200) (RES)                                        Aaa             1,061,290

Vermont (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,870,000 VT Edl. & Hlth. Bldg. Fin. Agcy. Rev.
                    Bonds (Northwestern Med. Ctr.),
                    6 1/4s, 9/1/18                                                        BBB             1,783,513

Washington (1.9%)
-------------------------------------------------------------------------------------------------------------------
          3,540,000 WA State Hlth. Care Fac. Auth. VRDN
                    (VA Mason Med. Ctr.), Ser. B, 1.45s,
                    2/15/27                                                               VMIG1           3,540,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $186,252,214) (b)                                        $  188,053,743
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $189,141,097.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $186,252,214, resulting in gross unrealized appreciation and depreciation of $9,297,689 and $7,496,160, respectively, or net unrealized appreciation of $1,801,529.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2001 was $12,315,040 or 6.5% of net assets.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 2001.

      The fund had the following insurance concentration greater than 10% at November 30, 2001 (as a percentage of net assets):

          MBIA 10.3%

      The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
November 30, 2001 (Unaudited)

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $186,252,214) (Note 1)                                        $188,053,743
-------------------------------------------------------------------------------------------
Cash                                                                              1,354,426
-------------------------------------------------------------------------------------------
Interest receivable                                                               2,847,507
-------------------------------------------------------------------------------------------
Total assets                                                                    192,255,676

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               987,082
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,703,823
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        333,776
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           51,398
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        18,179
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,462
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               18,859
-------------------------------------------------------------------------------------------
Total liabilities                                                                 3,114,579
-------------------------------------------------------------------------------------------
Net assets                                                                     $189,141,097

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Note 1)                                                       $191,839,873
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (2,077,038)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (2,423,267)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        1,801,529
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $189,141,097

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per share ($189,141,097 divided by 13,807,168 shares)                $13.70
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Six months ended November 30, 2001 (Unaudited)

Tax exempt interest income:                                                      $5,759,597
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    673,683
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       89,566
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     4,916
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      1,516
-------------------------------------------------------------------------------------------
Other                                                                                62,692
-------------------------------------------------------------------------------------------
Total expenses                                                                      832,373
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (23,322)
-------------------------------------------------------------------------------------------
Net expenses                                                                        809,051
-------------------------------------------------------------------------------------------
Net investment income                                                             4,950,546
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (253,025)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     423,565
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                               3,769,954
-------------------------------------------------------------------------------------------
Net gain on investments                                                           3,940,494
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $8,891,040
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      November 30           May 31
                                                                             2001*            2001
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  4,950,546     $ 10,971,394
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                          170,540          348,467
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              3,769,954        5,093,838
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    8,891,040       16,413,699
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
  From net investment income                                           (5,922,458)     (12,231,761)
--------------------------------------------------------------------------------------------------
Total increase in net assets                                            2,968,582        4,181,938

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   186,172,515      181,990,577
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $2,077,038 and
$1,105,126 respectively)                                             $189,141,097     $186,172,515
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Shares outstanding at beginning and end of period                      13,807,168       13,807,168
--------------------------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------
                                  Six months
                                       ended
Per-share                            Nov. 30
operating performance            (Unaudited)                           Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.48       $13.18       $14.50       $15.02       $14.56       $14.11
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .36          .79          .85          .89          .91          .93
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .29          .40        (1.26)        (.46)         .50          .42
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .65         1.19         (.41)         .43         1.41         1.35
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.43)        (.89)        (.91)        (.90)        (.91)        (.90)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.05)        (.04)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.43)        (.89)        (.91)        (.95)        (.95)        (.90)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.70       $13.48       $13.18       $14.50       $15.02       $14.56
------------------------------------------------------------------------------------------------------------------
Market value,
end of period                        $13.150      $13.110      $11.750      $14.563      $14.500      $14.125
------------------------------------------------------------------------------------------------------------------
Total return at
market value (%)(b)                     3.57*       19.40       (13.19)        6.89         9.47        11.68
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $189,141     $186,173     $181,991     $200,148     $207,331     $200,987
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .44*         .89          .88          .90          .89          .90
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.61*        5.91         6.19         5.98         6.11         6.45
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 10.04*       12.01        12.37         8.53        16.25         7.92
------------------------------------------------------------------------------------------------------------------

 * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
November 30, 2001 (Unaudited)


Note 1
Significant accounting policies

Putnam Tax-Free Health Care Fund (the "fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of tax-exempt securities in the health care sector of the tax-exempt securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2001, the fund had a capital loss carryover of approximately $2,379,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  277,000    May 30, 2007
     1,989,000    May 30, 2008
       113,000    May 30, 2009

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rate of 0.70% of average weekly net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2001, the fund's expenses were reduced by $23,322 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $588 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Notes 3
Purchase and sales of securities

During the six months ended November 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $18,132,941 and $23,797,165, respectively. There were no purchases or sales of U.S. government obligations.

Note 4
New accounting pronouncement

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to January 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


Amendment to Bylaws
(Unaudited)

On March 9, 2001, the Trustees amended the fund's Bylaws to require advance notice of shareholder Trustee nominations and shareholder proposals fixing the number of Trustees. Shareholders wishing to propose one or more nominees for election as Trustees or wishing to make a proposal fixing the number of Trustees at an annual meeting of shareholders must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund not less than sixty (60) nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting. An exception applies in the case of the annual meeting to be held in calendar year 2001, to the effect that the notice described above to be timely must be received in good order by the fund not less than thirty
(30) days prior to that anniversary date. A further exception to the notice deadline applies in the event the date of the annual meeting is substantially advanced or delayed from that anniversary date. Copies of these amendments to the Bylaws have been filed with the Securities and Exchange Commission and are available from its public reference facilities.

------------------------------------------------------------------------
Results of October 11, 2001 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 11, 2001. At the meeting, each of the nominees for Trustees was elected, as follows:

                                Common Shares
                            Votes for    Votes withheld
Jameson Adkins Baxter       12,489,154      143,448
Charles B. Curtis           12,487,830      144,772
John A. Hill                12,488,890      143,712
Ronald J. Jackson           12,492,906      139,696
Paul L. Joskow              12,490,023      142,579
Elizabeth T. Kennan         12,485,774      146,828
Lawrence J. Lasser          12,492,506      140,096
John H. Mullin III          12,485,542      147,060
Robert E. Patterson         12,488,287      144,315
George Putnam, III          12,475,421      157,181
A.J.C. Smith                12,481,967      150,635
W. Thomas Stephens          12,484,600      148,002
W. Nicholas Thorndike       12,480,790      151,812


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments' Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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